UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019 (May 7, 2019)

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 7, 2019, AMC Entertainment Holdings, Inc.’s (the “Company”) Board of Directors (the “Board”) elected, Adam J. Sussman, as a director of the Company, to fill a vacancy on the Board. Mr. Sussman will serve as a Class III director of the Company with a term expiring at the Company’s 2022 Annual Meeting of Stockholders. The Board has not determined the committees on which Mr. Sussman is expected to serve.

Mr. Sussman will receive compensation under the Company’s Non-Employee Director Compensation Plan which was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (the “SEC”) on November 8, 2018. He will receive an annual cash retainer of $150,000 for service on the Board and an annual stock award under the 2013 Equity Incentive Plan with a value of $70,000. All amounts will be calculated on a prorated basis for the remainder of 2019.

In connection with his election to the Board, Mr. Sussman will enter into an indemnification agreement with the Company pursuant to which the Company will agree to indemnify him from certain liabilities that may arise by reason of his status as a director and to advance certain expenses incurred by him. The form of indemnification agreement was filed as an exhibit to Amendment No. 3 to the Company’s Form S-1 Registration Statement, filed with the SEC on November 22, 2013, and the terms of the indemnification agreement are incorporated herein by reference.

Mr. Sussman is the Vice President, General Manager of Direct Digital and Geographies at Nike, Inc. and his appointment fulfills the Company’s obligation pursuant to the Investment Agreement by and between the Company and Silver Lake Alpine, L.P. dated as of September 14, 2018 (the “Investment Agreement”) to appoint a director with current or former executive experience in the technology, media, telecommunications or similar industry. The Investment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 20, 2018.

There are no arrangements or understandings between Mr. Sussman and any other persons pursuant to which he was selected a director of the Company. There are no transactions between Mr. Sussman, on the one hand, and the Company on the other, that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 8.01                                           Other Events

On May 8, 2019, the Company issued a press release announcing the appointment of Mr. Sussman to the Company’s Board as described in this Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Adam J. Sussman joins AMC Entertainment Holdings, Inc. Board of Directors press release dated May 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: May 8, 2019	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer